UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22135

Academy Funds Trust
 (Exact name of registrant as specified in charter)

325 Chestnut Street, Suite 512
Philadelphia, PA 19106
 (Address of principal executive offices) (Zip code)

Jonathan Kopcsik
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
 (Name and address of agent for service)

215-979-3754
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2016

Date of reporting period:  November 30, 2016

Item 1. Reports to Stockholders.

ANNUAL REPORT

INNOVATOR
MCKINLEY INCOME FUND
Investor Class (IMIFX)
Class I (IMIIX)
IBD® 50 FUND (FFTY)

November 30, 2016

ACADEMY FUNDS TRUST

ACADEMY FUNDS TRUST

Dear fellow shareholders,

Below please find the Portfolio Managers’ commentary for the fiscal year 2016 (December 1, 2015 – November 30, 2016)

Innovator IBD® 50 Fund

As portfolio manager of the Innovator IBD® 50 Fund our goal is simple but critical- to best offer investors exposure to the IBD® 50 stocks.  Paramount is finding the optimal balance between efficiency and accurate representation.  In practical terms- how frequently do we update the Fund to reflect a very dynamic list that is updated daily?  How do we minimize real world transaction costs while capturing the timeliness of list changes?  This is a challenge that we have and we will continue to monitor and adapt as needed.

For fiscal year 2016, the Innovator IBD® 50 Fund had a total return of +1.78% by net asset value (NAV).  Over the same period the S&P 500® had a total return of +8.06%.  With such a high-frequency of adjustments and “what’s working” agnostic approach to concentrations, it is nearly impossible and perhaps pointless to ascribe attributions to particular names or sectors.  However, we would generally expect a concentrated portfolio of growth-oriented stocks to outperform in more confident markets, and anecdotally I believe that is what we saw in the second half of fiscal year 2016.  After the first five months where the Fund (NAV) underperformed the S&P 500® Total Return Index for each calendar month, the Fund outperformed the Index for five of the last seven months.  As expected, the IBD 50 list (and correspondingly the Fund) tended to have more weekly name changes in the first five months (9.7 new names per week) when the Fund was under-performing by month, then in last seven months (8.3 new names per week).

Innovator McKinley Income Fund Commentary (provided by McKinley Capital Management, LLC)

McKinley Capital Management, LLC (“McKinley Capital”) is an institutional investment manager that has managed a yield-oriented strategy since 1991 in a separate account format. We are pleased to have been selected to bring our strategy to the management of the Innovator McKinley Income Fund (“the Fund”), which began on July 13, 2015.

Our underlying investment philosophy is based on the belief that long-term investment goals can be achieved through the construction and management of a fundamentally sound portfolio of securities whose dividends rise over time.

McKinley Capital targets the following:

• Rising dividend payouts

• High current income

• Capital appreciation

• A concentrated, varied, and benchmark-agnostic portfolio

Therefore, we believe the Fund may be well suited for investors seeking high levels of current income with moderate capital appreciation from a portfolio primarily composed of U.S.-listed securities which may include dividend-paying common stocks, American

ACADEMY FUNDS TRUST

Depository Receipts (“ADRs”), Real Estate Investment Trusts (“REITs”), Master Limited Partnerships (“MLPs”) and Business Development Companies (“BDCs”).

Investment decisions at McKinley Capital are based on the application of our three core competencies: Quantitative Screening; Qualitative Security Selection and Portfolio Construction; and Risk Management.  For the Fund, we systematically search for and identify securities that we believe have above average dividend yield, accelerating dividend payout amounts, favorable risk-adjusted relative returns, and adequate liquidity.  For candidate securities under consideration, we seek out who we believe is the best research analyst to determine his or her views on future dividends relative to consensus, as well as endeavor to ascertain an understanding of forces or events that may adversely impact a security. Selected securities are spread across industries, sectors, and market capitalization within the universe of securities with strong dividend characteristics. We systematically sell securities that have dividend cuts, significant analyst downgrades in the outlook for the future level of dividends, or significant price deterioration relative to the benchmark.

Market Review

The consensus outlook for global growth continues to improve since expectations troughed in February driven by strength in the world’s two largest economies, the U.S. and China.  Paradoxically, China watchers appear increasingly confident of growth ahead of the all-important leadership confirmation in late 2017, while the U.S. market takes its lead from electoral certainty, with the prospects of tax reform and stimulus spending driving growth expectations higher.  Meanwhile the active forthcoming election cycle in Europe is holding markets in check despite some positive signs of economic activity.

A significant steepening of the yield curve in all major markets appears to confirm a regime change away from years of Quantitative Easing and low cost funding, towards a fiscally driven reflationary backdrop.  As funding costs start to rise and leverage is unwound, fixed income markets are seeing a rapid sell off worldwide.

Commodity markets have enjoyed a sustained recovery throughout the year.  In most cases the biggest price moves have been the result of actions by producers to restrict supply, leading to the decrease of surplus inventory.  Restricted working days in the Chinese coal industry resulted in tighter thermal and coking coal conditions which have also helped to push global steel prices upward, while the recent oil production cut from OPEC is leading to similar price moves.

Hopes for U.S. stimulus spending plans have propelled upward the share prices of the broader materials, engineering services and industrial companies, while the steeper yield curve and prospect of reduced regulation have been positively received by banks and other providers of credit.

For the fiscal year ended November 30th, 2016 – Investor Class shares of The Innovator McKinley Income Fund posted positive performance of 1.15%, while calendar year-to-date the fund increased 5.58%.  The top sector contributors for the year were Capital Markets which includes BDCs, Mortgage Real Estate Investment Trusts, Consumer

ACADEMY FUNDS TRUST

Discretionary which includes amusement parks, restaurants and hotels and tobacco stocks. The negative contributors for the year included the energy sector, and diversified consumer staples, which includes pharmaceuticals and chemicals.  More recently the energy sector has appeared increasingly attractive in the McKinley Capital process as the year progressed.  Energy exposure was more than doubled during the last two months of the fiscal year from 8% to 17% of total holdings.  The largest increases were in two international oil majors, BP and Royal Dutch Shell, which was our first reallocation into the upstream names since the oil sell off in 2015.  We have also recently added to midstream oil names in the last two months with purchases in Enterprise Product Partners LP, Genesis Energy LP, Magellan Midstream Partners LP, and Antero Midstream Partners LP.  Falling costs, non-core asset sales and a steadily recovering commodity price environment have increased confidence in the sustainability of the dividend yields.  The outlook for small business lending, as serviced by the Business Development Companies, has improved substantially, initially in line with the improving corporate credit markets and, post-election, with perceptions of improving economic growth prospects.  Solar Capital, Ares Capital, Main Street Capital, and Prospect Capital have been strong performers among the financial names year-to-date. The turnover for the past 12 months in the strategy has been approximately 36% which is less than our historical turnover and reflects our satisfaction with the portfolio holdings.*

In closing, the Innovator McKinley Income Fund’s total return for the fiscal year was primarily driven by stock selection in BDCs and REITs.  We are pleased with the allocation in the portfolio and the goal for 2017 is to continue to keep turnover low.  Our models suggest continuing strength in financials, energy, and industrial sectors.

*Please Note – fund turnover will differ from strategy turnover primarily due to fund flows.

Regards,

David Jacovini
President
Innovator Management LLC

Past performance does not guarantee future results. Index performance is not indicative of fund performance.

Opinions expressed are those of the Advisor.  The above discussion is not intended to be a forecast of future events, a guarantee of future results and should not be considered a recommendation to buy or sell any security.

Investing involves Risks. Principal loss is possible. Along with general market risks, an ETF that concentrates its investments in the securities of a particular industry, market, sector, or geographic area may be more volatile than a fund that invests in a broader range of industries. Additionally, the Innovator IBD® 50 Fund may invest in securities that have additional risks. Foreign companies can be more volatile, less liquid, and subject to the risk of currency fluctuations. This risk is greater for emerging markets. Small and mid-cap companies can have limited liquidity and greater volatility than large-cap companies. Also, ETFs face numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and

ACADEMY FUNDS TRUST

disruption in the creation/redemption process of the Fund. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. ETFs are bought and sold at market price and not individually redeemed from the fund. Brokerage commissions will reduce returns.

Mutual Fund investing involves risk. Principal loss is possible. While the Innovator McKinley Income Fund is classified as diversified, diversification does not ensure a profit, nor does it protect against a loss in a declining market. Additionally, it may invest in securities that have additional risks. Foreign companies can be more volatile, less liquid, and subject to the risk of currency fluctuations. Small and mid-cap companies can have limited liquidity and greater volatility than large-cap companies. Debt securities will typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Closed-end funds and Business Development Companies (BDCs) are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of their shares may trade at a discount to their net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange on which they trade, which may impact their ability to sell shares. Additionally, they may employ leverage which can increase volatility. BDCs may invest in smaller companies and may therefore carry risks similar to those of private equity or venture capital funds. Closed-end funds, BDCs, and exchange-traded funds may experience many of the same risks associated with individual securities. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. The fund may not receive the same tax treatment as a direct investment in a master limited partnership. The Fund may have concentrations in REITs and real estate securities with additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Royalty trusts are subject to additional risks such as: cash-flow fluctuations and revenue decreases due to a sustained decline in demand for crude oil, natural gas and refined petroleum products, risks related to economic conditions, higher taxes or other regulatory actions that increase costs for royalty trusts.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely regarded as representative of the equity market in general.

Yield Curve – a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates, and it is also used to predict changes in economic output and growth.

Dividend Yield – A ratio that indicates how much a company pays out in dividends each year relative to its share price.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

This report must be preceded or accompanied by a prospectus.

Academy Funds are distributed by Quasar Distributors, LLC.

INNOVATOR MCKINLEY INCOME FUND

Index Comparison

The following chart compares the value of a hypothetical $10,000 investment in the Innovator McKinley Income Fund – Investor Class from its performance inception date(1) to November 30, 2016 as compared with the S&P 500® Index.

Innovator McKinley Income Fund – Investor Class
Growth of a Hypothetical $10,000 Investment
at November 30, 2016 vs. S&P 500® Index

	Average Annual Total Returns
	For the period ended November 30, 2016
			Since
	1 Year	3 Years	Inception(1)
Innovator McKinley Income Fund
Investor Class	1.15%	0.67%	1.86%
Class I	1.21%	0.70%	1.88%
S&P 500® Index	8.06%	9.07%	12.07%

(1)
Inception date for performance is March 27, 2013 for the Investor Class Shares and Class I Shares.  Prior to December 1, 2015 the Investor Class Shares were designated as Class A Shares.  See Note 9 in the Notes to the Financial Statements.

Performance data quoted represents past performance and does not guarantee future results.  On February 12, 2016, the Innovator McKinley Income Fund acquired the McKinley Diversified Income Fund (the “Predecessor Fund”), a series of Professionally Managed Portfolios, in a reorganization (the “Reorganization”). The Predecessor Fund’s performance prior to February 12, 2016 has been adopted by the Fund following the Reorganization. The Predecessor Fund was advised by McKinley Capital Management, LLC.  The performance of the Investor Class and Class I shares of the Fund is based off of the performance of the Investor Class shares of the Predecessor Fund. The Investor Class and Class I shares’ returns of the Fund will be different from the Predecessor Fund as they have different expenses.  The

INNOVATOR MCKINLEY INCOME FUND

Index Comparison (Continued)

investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-386-3890.

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Total return calculations reflect the effect of the Advisor’s expense limitation agreement for the Fund.  Returns shown for the Fund and the S&P 500® Index include the reinvestment of all dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

INNOVATOR IBD® 50 FUND

Index Comparison

The following chart compares the value of a hypothetical $10,000 investment in the Innovator IBD® 50 Fund from its inception (April 8, 2015) to November 30, 2016 as compared with the S&P 500® Total Return Index.

Innovator IBD® 50 Fund
Growth of a Hypothetical $10,000 Investment at November 30, 2016 vs.
S&P 500® Total Return Index

	Average Annual
	Total Returns
	For the period ended
	November 30, 2016
		Since
	1 Year	Inception(1)
Innovator IBD® 50 Fund
NAV Return	1.78%	-2.56%
Price Return	1.70%	-2.65%
S&P 500® Total Return Index	8.06%	5.64%

(1)	Inception date is April 8, 2015

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Total return calculations reflect the effect of the Advisor’s expense limitation agreement for the Fund.  Returns shown for the Fund and the S&P 500® Total Return Index include the reinvestment of all dividends, if any.

INNOVATOR IBD® 50 FUND

Index Comparison (Continued)

The S&P 500® Total Return Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at innovatorfunds.com/fundETF.php.

ACADEMY FUNDS TRUST

Innovator McKinley Income Fund
Investments by Security Type as of November 30, 2016
(as a Percentage of Total Investments)

Innovator IBD® 50 Fund
Investments by Sector as of November 30, 2016
(as a Percentage of Total Investments)

ACADEMY FUNDS TRUST

Expense Example
For the Period Ended November 30, 2016 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) ongoing costs, including management fees, distribution and shareholder servicing (12b-1) fees (with respect to the Innovator McKinley Income Fund), and other Fund expenses; and (2) transaction costs, including sales charges (loads) on purchase payments with respect to the Innovator McKinley Income Fund and, with respect to the Innovator IBD® 50 Fund, brokerage commissions on the purchase and sale of Fund shares. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2016 for each Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the applicable line under the heading titled “Expenses paid during the period ended” to estimate the expenses you paid on your account during the period.

			Expenses paid
	Beginning	Ending	during the
	account value	account value	period*
Innovator McKinley Income Fund
Investor Class	$1,000.00	$1,013.80	$6.14
Class I	$1,000.00	$1,014.60	$5.59

Innovator IBD® 50 Fund (NAV)	$1,000.00	$1,120.80	$4.24

*	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).

ACADEMY FUNDS TRUST

Expense Example
For the Period Ended November 30, 2016 (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) with respect to the Innovator McKinley Income Fund and, with respect to the Innovator IBD® 50 Fund, brokerage commissions on the purchase and sale of Fund shares.  Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs could have been higher.

			Expenses paid
	Beginning	Ending	during the
	account value	account value	period*
Innovator McKinley Income Fund
Investor Class	$1,000.00	$1,018.90	$6.16
Class I	$1,000.00	$1,019.45	$5.60

Innovator IBD® 50 Fund (NAV)	$1,000.00	$1,021.00	$4.04

*	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).

INNOVATOR MCKINLEY INCOME FUND

Schedule of Investments – November 30, 2016

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS – 12.52%

Diversified – 1.74%
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	27,291	$542,545

Health Care – 2.58%
Omega Healthcare Investors, Inc.	11,016	324,531
Physicians Realty Trust	26,633	482,590
		807,121

Hotels – 1.41%
Hospitality Properties Trust	15,194	440,550

Mortgage – 6.79%
Agree Realty Corp.	5,503	247,030
Capstead Mortgage Corp.	32,650	337,601
Four Corners Property Trust, Inc.	2,785	53,416
Invesco Mortgage Capital, Inc.	58,586	872,932
MFA Financial, Inc.	78,305	612,345
		2,123,324
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $4,011,955)		$3,913,540

COMMON STOCKS – 37.75%

Amusement Parks and Arcades – 1.62%
Six Flags Entertainment Corp.	8,790	$506,656

Deep Sea, Coastal, and Great Lakes
Water Transportation – 0.71%
Ship Finance International Ltd.	15,355	221,112

Depository Credit Intermediation – 2.22%
PacWest Bancorp	13,540	693,925

Electronics and Appliance Stores – 2.09%
GameStop Corp.	26,521	654,803

Motion Picture and Video Industries – 2.74%
Regal Entertainment Group	37,449	857,957

The accompanying notes are an integral part of these financial statements.

INNOVATOR MCKINLEY INCOME FUND

Schedule of Investments – November 30, 2016 (Continued)

	Shares	Value

COMMON STOCKS (Continued)

Other Financial Investment Activities – 0.77%
Just Energy Group, Inc.	44,203	$241,348

Other Investment Pools and Funds – 1.53%
Macquarie Infrastructure Corp.	5,837	478,284

Other Telecommunications – 4.06%
AT&T, Inc.	21,373	825,639
Verizon Communications, Inc.	8,902	444,210
		1,269,849

Petroleum and Coal Products Manufacturing – 3.82%
BP Plc – ADR	15,538	543,985
Royal Dutch Shell Plc – ADR	12,705	649,226
		1,193,211

Pharmaceutical and Medicine Manufacturing – 6.89%
AbbVie, Inc.	6,867	417,514
AstraZeneca Plc – ADR	26,085	681,862
GlaxoSmithKline Plc – ADR	13,988	528,606
Merck & Co., Inc.	8,616	527,213
		2,155,195

Resin, Synthetic Rubber, and Artificial Synthetic
Fibers and Filaments Manufacturing – 1.10%
LyondellBasell Industries N.V. – Class A	3,817	344,751

Restaurants and Other Eating Places – 1.44%
Darden Restaurants, Inc.	6,130	449,329

Tobacco Manufacturing – 7.84%
Altria Group, Inc.	13,088	836,716
Reynolds American, Inc.	14,004	757,616
Vector Group Ltd.	40,054	855,153
		2,449,485

Traveler Accommodation – 0.92%
InterContinental Hotels Group Plc – ADR	6,963	287,641
TOTAL COMMON STOCKS
(Cost $11,154,872)		$11,803,546

The accompanying notes are an integral part of these financial statements.

INNOVATOR MCKINLEY INCOME FUND

Schedule of Investments – November 30, 2016 (Continued)

	Shares	Value

MASTER LIMITED PARTNERSHIPS – 30.83%

Amusement Parks and Arcades – 3.01%
Cedar Fair L.P.	15,442	$942,271

Gasoline Stations – 2.70%
AmeriGas Partners L.P.	18,787	843,161

Natural Gas Distribution – 1.45%
Antero Midstream Partners L.P.	16,108	453,762

Oil and Gas Extraction – 2.07%
Enterprise Products Partners L.P.	24,906	645,813

Other Financial Investment Activities – 12.23%
AllianceBernstein Holding L.P.	38,394	867,704
Apollo Global Management, LLC	37,250	717,435
Blackstone Group L.P.	30,972	797,219
KKR & Co. L.P.	52,829	808,284
The Carlyle Group L.P.	40,682	632,605
		3,823,247

Pipeline Transportation of Crude Oil – 5.21%
Genesis Energy L.P.	27,481	960,186
Magellan Midstream Partners L.P.	9,654	668,540
		1,628,726

Pipeline Transportation of Natural Gas – 2.32%
Energy Transfer Partners L.P.	20,664	725,720

Scientific Research and Development Services – 1.84%
Enviva Partners L.P.	20,392	575,054
TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $9,101,498)		$9,637,754

BUSINESS DEVELOPMENT COMPANIES – 18.72%

Closed-end Funds – 18.72%
Ares Capital Corp.	66,245	$1,062,570
FS Investment Corp.	45,046	457,217
Goldman Sachs BDC, Inc.	31,121	716,094
Golub Capital BDC, Inc.	17,705	326,657

The accompanying notes are an integral part of these financial statements.

INNOVATOR MCKINLEY INCOME FUND

Schedule of Investments – November 30, 2016 (Continued)

	Shares	Value

BUSINESS DEVELOPMENT COMPANIES (Continued)

Closed-end Funds (Continued)
Hercules Capital, Inc.	38,456	$525,309
Main Street Capital Corp.	27,043	984,906
Prospect Capital Corp.	102,787	827,435
Solar Capital Ltd.	47,011	951,973
TOTAL BUSINESS DEVELOPMENT COMPANIES
(Cost $5,119,648)		$5,852,161

SHORT TERM INVESTMENTS – 2.04%

Money Market Funds – 2.04%
Fidelity Government Portfolio – Class I, 0.28%	638,404	$638,404
TOTAL SHORT TERM INVESTMENTS
(Cost $638,404)		$638,404
Total Investments (Cost $30,026,377) – 101.86%		$31,845,405
Liabilities in Excess of Other Assets – (1.86)%		(582,321)
TOTAL NET ASSETS – 100.00%		$31,263,084

Percentages are stated as a percent of net assets.
ADR    American Depository Receipt

The accompanying notes are an integral part of these financial statements.

INNOVATOR IBD® 50 FUND

Schedule of Investments – November 30, 2016

	Shares	Value

COMMON STOCKS – 99.76%

Agriculture, Construction, and Mining
Machinery Manufacturing – 0.50%
Toro Co.	3,379	$178,850

Business Support Services – 0.51%
Cardtronics Plc (a)	3,706	183,336

Cement and Concrete Product Manufacturing – 2.10%
Eagle Materials, Inc.	7,761	754,369

Clothing Stores – 0.50%
Ross Stores, Inc.	2,636	178,167

Commercial and Industrial Machinery and
Equipment Rental and Leasing – 0.51%
Air Lease Corp.	5,081	182,205

Commercial and Service Industry
Machinery Manufacturing – 1.01%
Middleby Corp. (a)	2,656	363,819

Communications Equipment Manufacturing – 2.97%
InterDigital, Inc.	13,468	1,066,666

Computer and Peripheral
Equipment Manufacturing – 3.00%
Arista Networks, Inc. (a)	11,356	1,076,662

Computer Systems Design and Related Services – 5.66%
Carbonite, Inc. (a)	19,294	356,939
CDW Corp.	3,492	178,930
F5 Networks, Inc. (a)	2,532	356,379
Gigamon, Inc. (a)	21,380	1,140,623
		2,032,871

Depository Credit Intermediation – 12.77%
BofI Holding, Inc. (a)	14,477	342,092
Citizens Financial Group, Inc.	33,498	1,122,517
East West Bancorp, Inc.	3,826	183,189
Home BancShares, Inc.	13,859	358,532
Sterling Bancorp.	31,939	726,612

The accompanying notes are an integral part of these financial statements.

INNOVATOR IBD® 50 FUND

Schedule of Investments – November 30, 2016 (Continued)

	Shares	Value

COMMON STOCKS (Continued)

Depository Credit Intermediation (Continued)
SVB Financial Group (a)	7,059	$1,115,534
Western Alliance Bancorp (a)	15,815	738,877
		4,587,353

Health and Personal Care Stores – 2.01%
ULTA Salon, Cosmetics & Fragrance, Inc. (a)	2,777	720,632

Insurance and Employee Benefit Funds – 3.51%
HealthEquity, Inc. (a)	28,347	1,262,292

Insurance Carriers – 6.52%
Essent Group Ltd. (a)	41,392	1,263,284
Primerica, Inc.	15,280	1,080,296
		2,343,580

Medical Equipment and
Supplies Manufacturing – 1.96%
Align Technology, Inc. (a)	7,572	704,575

Motor Vehicle Body and Trailer Manufacturing – 3.48%
Thor Industries, Inc.	12,428	1,249,884

Motor Vehicle Parts Manufacturing – 3.12%
Fox Factory Holding Corp. (a)	44,649	1,120,690

Navigational, Measuring, Electromedical, and
Control Instruments Manufacturing – 2.49%
Cognex Corp.	11,986	715,684
Masimo Corp. (a)	2,909	179,980
		895,664

Other Financial Investment Activities – 5.05%
CommScope Holding Co., Inc. (a)	19,963	718,269
Evercore Partners, Inc.	16,253	1,095,452
		1,813,721

Other Information Services – 2.94%
NetEase, Inc. – ADR	4,716	1,056,856

The accompanying notes are an integral part of these financial statements.

INNOVATOR IBD® 50 FUND

Schedule of Investments – November 30, 2016 (Continued)

	Shares	Value

COMMON STOCKS (Continued)

Other Support Activities for Transportation – 1.03%
GATX Corp.	6,769	$369,858

Pharmaceutical and Medicine Manufacturing – 3.83%
Celgene Corp. (a)	1,480	175,395
Sucampo Pharmaceuticals, Inc. (a)	73,806	1,199,347
		1,374,742

Restaurants and Other Eating Places – 0.99%
Dave & Buster’s Entertainment, Inc. (a)	7,568	354,561

Satellite Telecommunications – 3.47%
Ubiquiti Networks, Inc. (a)	22,303	1,248,076

Securities and Commodity Contracts
Intermediation and Brokerage – 3.05%
Charles Schwab Corp.	18,805	727,001
Morgan Stanley	8,907	368,394
		1,095,395

Semiconductor and Other Electronic
Component Manufacturing – 16.47%
Advanced Energy Industries, Inc. (a)	22,489	1,241,617
Applied Materials, Inc.	33,743	1,086,525
Broadcom Ltd.	1,030	175,605
MACOM Technology Solutions Holdings, Inc. (a)	14,611	727,920
Microchip Technology, Inc.	5,476	362,402
Microsemi Corp. (a)	13,133	719,032
Monolithic Power Systems, Inc. (a)	4,351	356,956
NVIDIA Corp.	13,573	1,251,430
		5,921,487

Software Publishers – 3.96%
Aspen Technology, Inc. (a)	3,419	180,626
Veeva Systems, Inc. (a)	26,725	1,242,177
		1,422,803

Specialty Food Stores – 2.92%
GrubHub, Inc. (a)	28,385	1,051,096

The accompanying notes are an integral part of these financial statements.

INNOVATOR IBD® 50 FUND

Schedule of Investments – November 30, 2016 (Continued)

	Shares	Value

COMMON STOCKS (Continued)

Steel Product Manufacturing from
Purchased Steel – 3.43%
Worthington Industries, Inc.	21,928	$1,234,108
TOTAL COMMON STOCKS
(Cost $31,660,918)		$35,844,318

SHORT TERM INVESTMENTS – 0.10%

Money Market Funds – 0.10%
Fidelity Government Portfolio – Class I, 0.28%	37,065	$37,065
TOTAL SHORT TERM INVESTMENTS
(Cost $37,065)		$37,065
Total Investments (Cost $31,697,983) – 99.86%		$35,881,383
Other Assets in Excess of Liabilities – 0.14%		49,552
TOTAL NET ASSETS – 100.00%		$35,930,935

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
ADR	American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ACADEMY FUNDS TRUST

Statement of Assets and Liabilities
November 30, 2016

	Innovator	Innovator
	McKinley Income	IBD® 50
	Fund	Fund
Assets:
Investments, at value*	$31,845,405	$35,881,383
Receivable for fund shares sold	752	—
Dividends, interest and other receivables	59,870	19,132
Receivable for investments sold	—	7,003,546
Prepaid expenses	5,254	705
Total Assets	31,911,281	42,904,766

Liabilities:
Payable for fund shares redeemed	228,603	—
Payable to Adviser	22,123	13,770
Payable for investments purchased	242,224	6,894,076
Accrued 12b-1 fees – Investor Class	83,227	—
Payable to Trustees	1,256	2,155
Accrued expenses and other liabilities	70,764	63,830
Total Liabilities	648,197	6,973,831
Net Assets	$31,263,084	$35,930,935
Net Assets Consist of:
Capital Stock	$50,441,223	$45,956,737
Undistributed net investment income/(loss)	1,275,902	(92,502)
Accumulated net realized gain/(loss)	(22,273,069)	(14,116,700)
Net unrealized appreciation/(depreciation) on
investments and foreign currency	1,819,028	4,183,400
Net Assets	$31,263,084	$35,930,935

Total Fund:
Net Assets	N/A	$35,930,935
Shares of beneficial interest outstanding
(unlimited shares without par value authorized)	N/A	1,500,000
Net asset value price per share.	N/A	$23.95
Investor Class:
Net Assets	$31,257,851	N/A
Shares of beneficial interest outstanding
(unlimited shares without par value authorized)	1,992,891	N/A
Net asset value price per share.	$15.68	N/A
Class I:
Net Assets	$5,233	N/A
Shares of beneficial interest outstanding
(unlimited shares without par value authorized)	299	N/A
Net asset value price per share.	$17.49	N/A
* Cost of investments	$30,026,377	$31,697,983

The accompanying notes are an integral part of these financial statements.

ACADEMY FUNDS TRUST

Statement of Operations
For the Year Ended November 30, 2016

	Innovator	Innovator
	McKinley Income	IBD® 50
	Fund	Fund
Investment Income:
Dividends	$1,572,281 (1)	$273,940
Interest	2,250	204
	1,574,531	274,144
Expenses:
Investment advisory fee	339,347	289,338
Professional fees	58,315	37,499
Administration fees	39,024	52,505
Fund accounting fees	27,670	4,522
Transfer agent fees and expenses	31,562	—
12b-1 fees – Investor Class	38,088	—
Trustee fees and expenses	6,967	5,989
Printing and mailing expenses	22,754	18,305
Custody fees	10,866	17,552
Interest expense	3,001	—
Insurance expense	4,389	6,563
Registration fees	28,961	—
Organizational costs	—	17,808
Other expenses	2,408	16,566
Total expenses before expense limitation	613,352	466,647
Less: Advisory fees waived	(199,114)	(135,975)
Net expenses	414,238	330,672
Net Investment Income/(Loss)	1,160,293	(56,528)

Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) on:
investments	(4,233,311)	(3,973,897)
redemptions sold in-kind	—	2,132,099
Net change in unrealized appreciation/(depreciation)
on investments and foreign currency transactions	4,546,719	(1,434,392)
Net realized and unrealized gain/(loss) on investments	313,408	(3,276,190)

Net Increase/(Decrease) in Net Assets
Resulting from Operations	$1,473,701	$(3,332,718)

(1)	Net of foreign withholding taxes of $2,076.

The accompanying notes are an integral part of these financial statements.

INNOVATOR MCKINLEY INCOME FUND

Statement of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2016	2015
Operations:
Net investment income/(loss)	$1,160,293	$3,607,710
Net realized gain/(loss) on investments	(4,233,311)	(9,597,651)
Net change in unrealized appreciation/(depreciation)
on investments and foreign currency	4,546,719	(77,268)
Net increase/(decrease) in net assets
resulting from operations	1,473,701	(6,067,209)
Dividends and distributions to shareholders:
Net investment income – Investor Class	(2,474,890)	(3,480,385)
Net investment income – Class I	(344)	(266,445)
Total dividends and distributions	(2,475,234)	(3,746,830)
Fund Share Transactions:
Investor Class Shares
Proceeds from shares sold	1,330,989	4,196,808
Proceeds from shares issued in connection
with acquisition(1)	18,539,338	—
Shares issued to holders in
reinvestment of dividends	2,358,559	3,358,978
Cost of shares redeemed	(26,732,499)	(59,427,876)
Net increase/(decrease) in net assets from
capital share transactions	(4,503,613)	(51,872,090)
Class I Shares
Proceeds from shares sold	—	—
Shares issued to holders in reinvestment of dividends	344	266,446
Cost of shares redeemed *	(4,572,041)	—
Net increase/(decrease) in net assets
from capital share transactions	(4,571,697)	266,446
Total increase/(decrease) in net assets	$(10,076,843)	$(61,419,683)

The accompanying notes are an integral part of these financial statements.

INNOVATOR MCKINLEY INCOME FUND

Statement of Changes in Net Assets (Continued)

	Year Ended	Year Ended
	November 30,	November 30,
	2016	2015
Net Assets:
Beginning of period	$41,339,927	$102,759,610
End of period**	$31,263,084	$41,339,927
* Net of redemption fees of(2)	$—	$3,437
** Including undistributed net investment
income/(loss) of	$1,275,902	$641,063
Change in Shares Outstanding:
Investor Class
Shares sold	87,219	234,366
Shares issued in connection with acquisition(1)	1,320,286	—
Shares issued to holders in reinvestment of dividends	149,456	181,075
Shares redeemed	(1,727,624)	(3,204,542)
Net increase/(decrease)	(170,663)	(2,789,101)

Class I
Shares sold	—	—
Shares issued to holders in reinvestment of dividends	19	14,501
Shares redeemed	(273,284)	—
Net increase/(decrease)	(273,265)	14,501

(1)	On February 12, 2016, the McKinley Diversified Income Fund merged into the Investor Class of IMIFX-IMIIX. See note 9 of the Notes to the Financial Statements.
(2)	On December 1, 2015, IMIFX-IMIIX no longer imposed a redemption fee on the sale of its shares.

The accompanying notes are an integral part of these financial statements.

INNOVATOR IBD® 50 FUND

Statement of Changes in Net Assets

	Year Ended	Period Ended
	November 30,	November 30,
	2016	2015(1)
Operations:
Net investment income/(loss)	$(56,528)	$(121,492)
Net realized gain/(loss) on investments	(1,841,798)	(11,025,057)
Net change in unrealized appreciation/(depreciation)
on investments	(1,434,392)	5,617,792
Net increase/(decrease) in net assets
resulting from operations	(3,332,718)	(5,528,757)
Dividends and distributions to shareholders:
Net investment income	—	—
Net realized gains	—	—
Total dividends and distributions	—	—
Fund Share Transactions:
Total Fund Shares
Proceeds from shares sold	—	90,134,690
Shares issued to holders in reinvestment of dividends	—	—
Cost of shares redeemed in-kind	(31,348,295)	(13,993,985)
Net increase/(decrease) in net assets
from capital share transactions	(31,348,295)	76,140,705
Total increase/(decrease) in net assets	$(34,681,013)	$70,611,948
Net Assets:
Beginning of period	70,611,948	—
End of period*	$35,930,935	$70,611,948
* Including undistributed net investment
income/(loss) of	$(92,502)	$(60,536)
Change in Shares Outstanding:
Total Fund
Shares sold	—	3,600,000
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed in-kind	(1,500,000)	(600,000)
Net increase/(decrease)	(1,500,000)	3,000,000

(1)	Since Commencement of Operations on April 8, 2015.

The accompanying notes are an integral part of these financial statements.

 (This Page Intentionally Left Blank.)

INNOVATOR MCKINLEY INCOME FUND

Financial Highlights

INVESTOR CLASS

									From
									January 31,
									2012
					Period		Year		(Inception
	Year Ended				Ended		Ended		Date) to
	November 30,				November 30,		December 31,		December 31,
	2016		2015		2014(6)		2013		2012
Per share operating
performance
(For a share outstanding
throughout each period)
Net asset value,
beginning of period	$16.97		$19.72		$20.27		$19.28		$20.00

Operations:
Net investment
income/(loss)	0.54	(5)	0.98	(5)	0.74	(5)	1.02	(5)	1.02
Net realized and
unrealized gain/(loss)	(0.65)		(2.77)		(0.35)		0.95		(0.72)
Total from investment
operations	(0.11)		(1.79)		0.39		1.97		0.30

Dividends and distributions
to shareholders:
Dividends from net
investment income	(1.18)		(0.96)		(0.78)		(0.94)		(1.02)
Distributions from
net realized gains	—		—		—		(0.04)		—
Return of
capital distributions	—		—		(0.16)		—		—
Total dividends
and distributions	(1.18)		(0.96)		(0.94)		(0.98)		(1.02)
Change in net asset
value for the period	(1.29)		(2.75)		(0.55)		0.99		(0.72)
Redemption fees per share	—		0.00	(3)(5)	0.00	(3)(5)	0.00	(3)(5)	0.00	(3)
Net asset value,
end of period	$15.68		$16.97		$19.72		$20.27		$19.28

Total return	1.15	%(8)	-9.36%		1.79	%(2)	10.39%		1.48	%(2)

The accompanying notes are an integral part of these financial statements.

INNOVATOR MCKINLEY INCOME FUND

Financial Highlights (Continued)

INVESTOR CLASS
						From
						January 31,
						2012
			Period		Year	(Inception
	Year Ended		Ended		Ended	Date) to
	November 30,		November 30,		December 31,	December 31,
	2016	2015	2014(6)		2013	2012
Ratios/supplemental data:
Net assets,
end of period (000)	$31,258	$36,706	$97,659		$104,097	$75,884
Ratio of net expenses
to average net assets:
Before expense limitation
arrangement(4)(7)	1.81%	1.63%	1.54	%(1)	1.57%	1.68	%(1)
After expense limitation
arrangement(4)(7)	1.22%	1.36%	1.36	%(1)	1.35%	1.35	%(1)
Ratio of net investment
income/(loss) to average
net assets:
Before expense limitation
arrangement(4)	2.83%	4.99%	3.67	%(1)	4.86%	6.05	%(1)
After expense limitation
arrangement(4)	3.42%	5.26%	3.85	%(1)	5.08%	6.38	%(1)
Portfolio turnover rate	64%	73%	40%		91%	46%

(1)	Annualized.
(2)	Not annualized.
(3)	Amount calculated is less than $0.005 per share.
(4)	Does not include expenses of investment companies in which the Fund invests.
(5)	Net investment income/(loss) and redemption fees per share have been calculated based on average shares outstanding during the period.
(6)	The period ended November 30, 2014 consists of eleven months due to the Fund’s fiscal year end change.
(7)	The ratio of expenses to average net assets includes interest expense and proxy expense where applicable. See Note 4 in the Notes to the Financial Statements.
(8)	Includes performance history based off of the historical performance of an acquired fund in a Plan of Reorganization. See Note 9 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

INNOVATOR MCKINLEY INCOME FUND

Financial Highlights

CLASS I

						From
	Year Ended			Period Ended		April 2, 2013
	November 30,			November 30,		(Inception Date) to
	2016		2015	2014(5)		December 31, 2013
Per share operating performance
(For a share outstanding
throughout each period)
Net asset value, beginning of period	$16.94		$19.69	$20.24		$20.57

Operations:
Net investment income/(loss)(4)	0.43		1.02	0.78		0.79
Net realized and
unrealized gain/(loss)	1.32		(2.77)	(0.34)		(0.37)
Total from investment operations	1.75		(1.75)	0.44		0.42

Dividends and distributions
to shareholders:
Dividends from net
investment income	(1.20)		(1.00)	(0.83)		(0.71)
Distributions from
net realized gains	—		—	—		(0.04)
Return of capital distributions	—		—	(0.16)		—
Total dividends and distributions	(1.20)		(1.00)	(0.99)		(0.75)
Change in net asset
value for the period	0.55		(2.75)	(0.55)		(0.33)
Net asset value, end of period	$17.49		$16.94	$19.69		$20.24

Total return	1.21	%(7)	-9.15%	2.03	%(3)	2.19	%(3)

The accompanying notes are an integral part of these financial statements.

INNOVATOR MCKINLEY INCOME FUND

Financial Highlights (Continued)

CLASS I

					From
	Year Ended		Period Ended		April 2, 2013
	November 30,		November 30,		(Inception Date) to
	2016	2015	2014(5)		December 31, 2013
Ratios/supplemental data:
Net assets, end of period (000)	$5	$4,634	$5,101		$5,001
Ratio of net expenses
to average net assets:
Before expense limitation
arrangement(2)(6)	1.70%	1.38%	1.29	%(1)	1.32	%(1)
After expense limitation
arrangement(2)(6)	1.11%	1.11%	1.11	%(1)	1.10	%(1)
Ratio of net investment income/(loss)
to average net assets:
Before expense limitation
arrangement(2)	2.94%	5.24%	3.92	%(1)	4.94	%(1)
After expense limitation
arrangement(2)	3.53%	5.51%	4.10	%(1)	5.16	%(1)
Portfolio turnover rate	64%	73%	40%		91%

(1)	Annualized.
(2)	Does not include expenses of investment companies in which the Fund invests.
(3)	Not annualized.
(4)	Net investment income/(loss) and redemption fees per share have been calculated based on average shares outstanding during the period.
(5)	The period ended November 30, 2014 consists of eleven months due to the Fund’s fiscal year end change.
(6)	The ratio of expenses to average net assets includes interest expense and proxy expense where applicable. See Note 4 in the Notes to the Financial Statements.
(7)	Includes performance history based off of the historical performance of an acquired fund in a Plan of Reorganization. See Note 9 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

INNOVATOR IBD® 50 FUND
Financial Highlights

TOTAL FUND

	Year Ended	Period Ended
	November 30,	November 30,
	2016	2015(3)
Per share operating performance
(For a share outstanding throughout each period)
Net asset value, beginning of period	$23.54	$25.00

Operations:
Net investment income/(loss)	(0.06)	(0.04)
Net realized and unrealized gain/(loss)	0.47	(1.42)
Total from investment operations	0.41	(1.46)

Dividends and distributions to shareholders:
Dividends from net investment income	—	—
Distributions from net realized gains	—	—
Total dividends and distributions	—	—
Change in net asset value for the period	0.41	(1.46)
Net asset value, end of period	$23.95	$23.54

Total return	1.78%	-5.84	%(2)

Ratios/supplemental data:
Net assets, end of period (000)	$35,931	$70,612
Ratio of net expenses to average net assets:
Before expense limitation arrangement	1.13%	1.13	%(1)
After expense limitation arrangement	0.80%	0.80	%(1)
Ratio of net investment income/(loss) to average net assets:
Before expense limitation arrangement	-0.47%	-0.67	%(1)
After expense limitation arrangement	-0.14%	-0.34	%(1)
Portfolio turnover rate(4)	1,041%	546%

(1)	Annualized.
(2)	Not annualized.
(3)	Since Commencement of Operations on April 8, 2015.
(4)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

The accompanying notes are an integral part of these financial statements.

ACADEMY FUNDS TRUST

Notes to Financial Statements

1.	ORGANIZATION

Academy Funds Trust (the “Trust”) was organized under Delaware law as a Delaware statutory trust on October 17, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and classified as an open-end management investment company.  The Trust currently consists of two operational  series, collectively the (“Funds”): the Innovator McKinley Income Fund (“IMIFX-IMIIX”), consisting of two classes, the Investor Class which commenced operations on January 31, 2012 and Class I which commenced operations on April 2, 2013; and the Innovator IBD® 50 Fund (“FFTY”) which commenced operations on April 8, 2015.  Prior to December 1, 2015 IMIFX-IMIIX’s Investor Class was designated as Class A shares.  IMIFX-IMIIX’s Class I is an institutional class and does not charge a 12b-1 fee to its shareholders.  IMIFX-IMIIX seeks current income and long-term capital appreciation.  FFTY is an exchange traded fund that does not charge a sales load, have a redemption fee and currently does not charge a 12b-1 fee to its shareholders.  FFTY seeks long-term capital appreciation.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation:

Portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are generally valued at the closing price on that exchange, unless such closing prices are determined to be not readily available pursuant to the Trust’s pricing procedures.  Exchange traded options are valued using composite pricing.  If no sales are reported, the options will be valued by calculating the mean between the highest bid price and the lowest ask price across the exchanges where the option is traded.  Non-exchange traded options are valued at fair value using a mathematical model.  Futures contracts are valued at their daily quoted settlement price. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices.  Open-ended mutual funds are valued at that day’s NAV.  Government and retail money-market funds, which are not eligible for vendor pricing, are valued at amortized cost, which approximates market value.  Debt securities (other than short-term obligations) are valued on the basis of valuations

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

provided by a pricing service when such prices are believed to reflect the fair value of such securities.  Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the New York Stock Exchange.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by a method approved by the Board.  The Trust will also use the fair value of a foreign security at the time of calculating its NAV when events following the close of foreign markets on which the foreign security trades indicate that such closing price does not reflect the foreign securities fair value.  The Trust concluded that a price determined under the Trust’s valuation procedures was not readily available if, among other things, the Trust believed that the value of the security might have been materially affected by an intervening significant event.  A significant event may be related to a single issuer, to an entire market sector, or to the entire market.  These events may include, among other things: issuer–specific events including rating agency action, earnings announcements and corporate actions, significant fluctuations in domestic or foreign markets, natural disasters, armed conflicts, and government actions.  In the event that the market quotations are not readily available, the fair value of such securities will be determined in good faith, taking into consideration: (i) fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold.  The investment advisor shall continuously monitor for significant events that might necessitate the use of fair value procedures.

Use of Estimates:

In preparing financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from these estimates.

Federal Income Taxes:

The Funds intend to meet the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all net investment taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is recorded.

Management of the Funds has reviewed the Funds’ tax positions for all open tax years and major jurisdictions and concluded that there is no tax liability resulting from

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year ended November 30, 2016.  The Funds are also not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year ended November 30, 2016, the Funds did not incur any interest or penalties.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2016 IMIFX-IMIIX increased undistributed net investment income by $1,949,780, increased paid in capital by $2,491,142 and increased accumulated net realized loss by $4,440,922.  For the year ended November 30, 2016 FFTY decreased undistributed net investment loss by $24,562, increased paid in capital by $1,022,203 and increased accumulated net realized loss by $1,046,765.

Distributions to Shareholders:

IMIFX-IMIIX intends to declare and distribute its net investment income, if any, as dividends quarterly.  FFTY intends to declare and distribute its net investment income, if any, as dividends annually.  Distributions of net realized capital gains, if any, will be declared and paid at least annually by the Funds.  Distributions to shareholders are recorded on the ex-dividend date.  The Funds may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from GAAP.

Guarantees and Indemnifications:

In the normal course of business, the Trust may enter into a contract with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims against the Trust that have not yet occurred. Based on experience, the Trust expects the risk of loss to be remote.

Other:

Investment transactions are recorded on the trade date.  The Trust determines the gain or loss realized from investment transactions on the basis of identified cost.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Distributions received from IMIFX-IMIIX’s investments in master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) and royalty trusts are

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

comprised of ordinary income, capital gains and return of capital.  For financial statement purposes, IMIFX-IMIIX uses estimates to characterize these distributions received as return of capital, capital gains or ordinary income.  Such estimates are based on historical information available from each MLP, REIT or royalty trust and other industry sources.  These estimates may subsequently be revised based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of IMIFX-IMIIX.  The distributions received from MLP, REIT and royalty trust securities that have been classified as income and capital gains are included in dividend income and Net Realized Loss on Investments, respectively, on the Statement of Operations.  The distributions received that are classified as return of capital reduce the cost of investments on the Statement of Assets and Liabilities.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares of IMIFX-IMIIX based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin. Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•	Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

•	Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

There were no transfers between Levels 1 and 2 during the year for the Funds.  Transfers between levels are recognized at the end of the reporting period.

IMIFX-IMIIX

	Level 1	Level 2	Level 3	Total
Real Estate Investment Trusts	$3,913,540	$—	$—	$3,913,540
Common Stocks	11,803,546	—	—	11,803,546
Master Limited Partnerships	9,637,754	—	—	9,637,754
Business Development Companies	5,852,161	—	—	5,852,161
Short Term Investments	638,404	—	—	638,404
Total Investments in Securities	$31,845,405	$—	$—	$31,845,405

FFTY

	Level 1	Level 2	Level 3	Total
Common Stocks	$35,844,318	$—	$—	$35,844,318
Short Term Investments	37,065	—	—	37,065
Total Investments in Securities	$35,881,383	$—	$—	$35,881,383

See the Schedule of Investments for the investments detailed by industry classification.

3.	DISTRIBUTION PLAN

The Trust has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for IMIFX-IMIIX’s Investor Class shares.  The Plan is designed to compensate IMIFX-IMIIX’s distributor, advisor, or others for certain

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

promotional and other sales related costs and for providing related services.  Effective January 1, 2016, IMIFX-IMIIX paid a monthly fee at the annual rate of up to 0.10% of the average daily net assets of IMIFX-IMIIX’s Investor Class shares in regards to qualified expenses under the Plan.  On January 1, 2016, the annual 12b-1 fee applicable to the Investor Class was reduced from no greater than 0.25% to no greater than 0.10% of average daily net assets of the Investor Class.  The Plan may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees of the Trust, including the vote of a majority of the Independent Trustees.  For the year ended November 30, 2016, the Investor Class of IMIFX-IMIIX incurred $38,088 of expenses pursuant to the Plan.  The Trust has adopted a Distribution and Service (12b-1) Plan for FFTY, however no 12b-1 fees are currently paid by FFTY, and there are no plans to impose these fees.

4.	INVESTMENT ADVISOR AND OTHER AFFILIATES

The Trust has entered into Investment Advisory Agreements (the “Advisory Agreements”) with Innovator Management LLC (the “Advisor”).  The Advisory Agreements provide for advisory fees computed daily and paid monthly at an annual rate of 1.00% of the IMIFX-IMIIX’s average daily net assets and 0.70% of FFTY’s average daily net assets.  The Advisor has appointed McKinley Capital Management, LLC and Penserra Capital Management LLC, as sub-advisors to IMIFX-IMIIX and FFTY, respectively.  The Advisor is responsible for compensating the sub-advisors for their services to the Funds.

The Trust has entered into expense limitation agreements on behalf of each Fund with the Advisor (each, an “Expense Limitation Agreement”). Under the terms of the Expense Limitation Agreement with IMIFX-IMIIX, the Advisor has contractually agreed, through March 30, 2018, to waive its advisory fees and/or assume as its own expense, certain expenses otherwise payable by the Fund to the extent necessary to ensure that total annual fund operating expenses (excluding any Rule 12b-1 fees, taxes, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization or proxy solicitation, litigation, and other extraordinary expenses) do not exceed 1.10% of average daily net assets for both Investor Class and Class I of IMIFX-IMIIX.  Under the terms of the Expense Limitation Agreement with FFTY, the Advisor has contractually agreed, through March 30, 2017, to waive its advisory fees and/or assume as its own expense, certain expenses otherwise payable by the Fund to the extent necessary to ensure that total annual fund operating expenses (excluding any Rule 12b-1 fees, taxes, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization or proxy solicitation, litigation, and other extraordinary expenses) do not exceed 0.80% of average daily net assets of FFTY.  Pursuant to the Expense Limitation Agreements for the Funds, the Advisor is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

following such fee waivers and expense payments, to the extent that such recoupment by the Advisor will not cause the respective Fund to exceed any applicable expense limitation that was in place for the respective Fund when the fees were waived or expenses were paid. For the year ended November 30, 2016, the Advisor waived $199,114 and $135,975 of its advisory fees for IMIFX-IMIIX and FFTY, respectively, and did not recoup any of its waived fees.  The table below indicates the amount of fees that the Advisor may recoup:

	Recovery Expiring on
	11/30/2017	11/30/2018	11/30/19	Total
IMIFX-IMIIX	$181,775	$184,718	$199,114	$565,607
FFTY	N/A	116,340	135,975	252,315

5.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2016, purchases and sales of investment securities, other than short-term investments and short-term U.S. Government obligations were as follows:

	IMIFX-IMIIX	FFTY
Purchases:
U.S. Government	$—	$—
Other	21,415,143	441,980,958
Sales:
U.S. Government	$—	$—
Other	47,697,935	442,098,436

For the year ended November 30, 2016, in-kind transactions associated with creations and redemptions of FFTY were $0 and $31,256,216, respectively.  Net capital gains or losses resulting from in-kind redemptions are excluded from FFTY’s taxable gains and are not distributed to shareholders.

For the year ended November 30, 2016, FFTY paid $29,387 in brokerage commissions on trades of securities to Penserra Securities LLC, an affiliated broker of FFTY.

6.	FEDERAL INCOME TAX INFORMATION

At November 30, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	IMIFX-IMIIX	FFTY
Cost of Investments	$31,552,768	$32,137,038
Gross Unrealized Appreciation	$3,006,646	$4,209,217
Gross Unrealized Depreciation	(2,714,009)	(464,872)
Net Unrealized Appreciation/
(Depreciation) on Investments	$292,637	$3,744,345

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

As of November 30, 2016, the components of accumulated earnings on a tax basis were as follows:

	IMIFX-IMIIX	FFTY
Accumulated Capital and Other Losses	$(20,924,560)	$(13,770,147	)(1)
Undistributed Ordinary Income	1,453,784	—
Unrealized Appreciation/(Depreciation)
on Investments and Foreign Currency	292,637	3,744,345
Total Accumulated Loss	$(19,178,139)	$(10,025,802)

(1)	Includes $56,313 in non-deductible organizational costs.

At November 30, 2016, IMIFX-IMIIX and FFTY deferred on a tax basis, late year ordinary losses of $0 and $36,189, respectively. At November 30, 2016, IMIFX-IMIIX and FFTY did not defer any post-October losses.

At November 30, 2016, the Funds had capital loss carryforwards as indicated below:

	IMIFX-IMIIX	FFTY
Indefinite Short-Term	$8,228,136	$13,677,645
Indefinite Long-Term	$12,696,424	$—

The tax character of distributions paid by the Funds during the fiscal periods ended November 30, 2016 and November 30, 2015 were as follows:

	IMIFX-IMIIX		FFTY
	2016	2015	2016	2015
Distributions paid from:
Ordinary Income	$2,475,234	$3,746,830	$—	$—
Long-Term Capital Gains	—	—	—	—
Return of Capital	—	—	—	—
Total Distributions Paid	$2,475,234	$3,746,830	$—	$—

7.	OFFERING PRICE PER SHARE

The public offering price for the Investor Class and Class I of IMIFX-IMIIX is the net asset value.

Shares of FFTY are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). FFTY issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

Unit. Except when aggregated in Creation Units, shares are not redeemable securities of FFTY. Shares of FFTY may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from FFTY. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

8.	LINE OF CREDIT ARRANGEMENT

IMIFX-IMIIX is a party to an unsecured line of credit agreement with U.S. Bank, N.A., expiring September 14, 2017.  IMIFX-IMIIX may borrow up to $5 million.  Interest is charged on borrowings at the prevailing prime rate and reflected as interest expense on the Statement of Operations.  IMIFX-IMIIX intends to use this line of credit to increase the efficiency of cash flow management.  For the year ended November 30, 2016, IMIFX-IMIIX had average daily borrowings of $88,290 and a maximum daily borrowing of $4,114,000.

9.	PLAN OF REORGANIZATION

On February 12, 2016, the Investor Class of IMIFX-IMIIX acquired all the net assets of the McKinley Diversified Income Fund (the “Predecessor Fund”), pursuant to a Plan of Reorganization approved by the Predecessor Fund shareholders on January 28, 2016. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 1,320,286 shares of the Investor Class of IMIFX-IMIIX (valued at $18,539,338) for all (82,878 and 1,152,989 shares, respectively) of the Investor Class and Institutional Class shares outstanding of the Predecessor Fund on February 12, 2016. For financial reporting purposes, assets received and shares issued by IMIFX-IMIIX were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of IMIFX-IMIIX’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Predecessor Fund’s net assets at that date ($18,539,338), including $2,272,796 of unrealized depreciation, were combined with those of the Investor Class of IMIFX-IMIIX. The aggregate net assets of IMIFX-IMIIX immediately before the acquisition were $20,033,727. Because the combined

ACADEMY FUNDS TRUST

Innovator Matrix Income® Fund
Schedule of Investments – November 30, 2016

investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Predecessor Fund that have been included in IMIFX-IMIIX’s statement of operations since February 12, 2016.

Assuming the acquisition had been completed on December 1, 2015, the beginning of the annual reporting period of IMIFX-IMIIX, IMIFX-IMIIX’s pro forma results of operations for the year ended November 30, 2016, are as follows:

Net investment income	$1,412,160
Net realized loss on investments	(5,428,103)
Net decrease in net assets resulting from operations	(1,640,050)

The Predecessor Fund’s performance history has been adopted by IMIFX-IMIIX following the Reorganization. The performance of the Investor Class shares and Class I shares of IMIFX-IMIIX are based off of the historical performance of the Investor Class shares of the Predecessor Fund prior to the Reorganization.

ACADEMY FUNDS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Academy Funds Trust and
Shareholders of Innovator McKinley Income Fund and
Innovator IBD 50 Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Innovator McKinley Income Fund and Innovator IBD 50 Fund (“Funds”), each a series of shares of Academy Funds Trust (the “Trust”), as of November 30, 2016 and with respect to Innovator McKinley Income Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the eleven month period ended November 30, 2014, the year then ended December 31, 2013, and for the period January 31, 2012 (commencement of operations) to December 31, 2012, with respect to Innovator IBD 50 Fund, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period April 8, 2015 (commencement of Operations) to November 30, 2015.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Innovator McKinley Income Fund and Innovator IBD 50 Fund as of November 30, 2016, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 27, 2017

ACADEMY FUNDS TRUST

Additional Information (Unaudited)

1.	ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Number of
Portfolios
in Fund
			Principal	Complex	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Address	Held with	of Time	During Past	by Trustee	Held by Trustee
and Age	the Trust	Served*	Five Years	or Officer	or Officer

Interested Trustee

David Jacovini(1)	President,	President	President,	2	None
325 Chestnut Street,	Treasurer	and	Innovator
Suite 512	and Trustee	Treasurer	Management
Philadelphia, PA 19106		Since	LLC, Since 2011;
Age: 40		2007;	Chief Executive
		Trustee	Officer, Academy
		Since	Asset Management
		2009	LLC, Since 2007.

Independent Trustees

Oliver St. Clair	Chairman	Since	Vice Chairman,	2	Board Member,
Franklin OBE	and Trustee	2007	Electronic Ink, Since		Dynamis Therapeutics
325 Chestnut Street,			2009; Honorary		(biotech research);
Suite 512			British Consul		Board of Advisors, The
Philadelphia, PA 19106			(UK Diplomatic		Genisys Group
Age: 71			Representative in		(software development;
			Philadelphia), Since		BPO outsourcing);
			1998; President and		Board of Directors,
			CEO, International		The Greater
			House Philadelphia		Philadelphia Chamber
			(programming and		of Commerce; Chair,
			lodging for		City Fellows, Inc.
			international students),		(search firm for UK
			2003 to 2008.		financial services
firms).

ACADEMY FUNDS TRUST

Additional Information (Unaudited) (Continued)

Number of
Portfolios
in Fund
			Principal	Complex	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Address	Held with	of Time	During Past	by Trustee	Held by Trustee
and Age	the Trust	Served*	Five Years	or Officer	or Officer

Russell R. Wagner	Trustee	Since	Executive Vice	2	Board Member,
325 Chestnut Street,		2007	President –		Philadelphia Parking
Suite 512			Finance, CFO		Authority, Holy
Philadelphia, PA 19106			and Treasurer		Redeemer Ambulatory
Age: 59			Holy Redeemer		Surgery Center,
			Health System,		LLC, and HRH
			Since 1994.		Management
Corporation;
Chairman of the
Board, Liberty
Community
Development
Corporation.

Michael D. Gries	Vice	Vice	CCO of Academy	2	None
325 Chestnut Street,	President,	President	Asset Management
Suite 512	Chief	Since	LLC, Since 2009;
Philadelphia, PA 19106	Compli-	2007;	CCO of Innovator
Age: 41	ance	Chief	Management LLC,
	Officer and	Compli-	Since 2011;
	Secretary	ance	Operations Manager,
		Officer	Academy Asset
		and	Management LLC,
		Secretary	Since 2007.
Since
2009

(1)	David Jacovini is deemed to be an interested person of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.
*	The Fund’s Trustees serve for an indefinite term until their resignation, death or removal. The Fund’s officers are elected annually by the Board and serve at the Board’s pleasure.

The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 1-877-386-3890.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PROXY VOTING POLICIES AND PROCEDURE

The Trust’s Proxy Voting Policies and Procedures are available without charge, upon request, by calling 1-877-386-3890 and on the SEC’s website at www.sec.gov.  Information relating to how each Fund voted proxies relating to portfolio securities held during each year ended June 30 is also available on the SEC’S website at www.sec.gov.

TAX NOTICE

The percentage of dividend income distributed for the year ended November 30, 2016, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, was 30.67% and 0.00% for IMIFX-IMIIX and FFTY, respectively.  21.68% and 0.00% of the dividends paid by IMIFX-IMIIX and FFTY, respectively, qualify for the corporate dividends received deduction.  For the year ended November 30, 2016, 0.00% and 0.00% of the ordinary income distributions paid by IMIFX-IMIIX and FFTY, respectively, were designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

INFORMATION ABOUT PORTFOLIO SECURITIES

Each Funds’ complete schedule of portfolio holdings for the first and third quarters is filed with the SEC on Form N-Q. The Trust’s Form N-Q is available without charge, upon request, by calling 1-877-386-3890, or on the SEC’s website at www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

In order to reduce expenses, the Trust delivers one copy of an annual/semi-annual report, prospectus and/or proxy statement on behalf of two or more shareholders at a shared address (householding).  If you do not wish to participate in householding, please indicate this preference on your new account application (if you are opening a new account) or call 1-877-FUND890 (877-386-3890) to change the status of your existing account.  You may change your status at any time.

ELECTRONIC DELIVERY OF SHAREHOLDER DOCUMENTS

You may choose to receive a Fund’s prospectus and annual and semi-annual reports electronically.  To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name.  Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent.  If your brokerage firm is not listed, electronic delivery may not be available.  Please contact your brokerage firm or financial adviser.

INVESTMENT ADVISOR
Innovator Management LLC
325 Chestnut Street, Suite 512
Philadelphia, PA 19106

INNOVATOR MCKINLEY INCOME FUND
INVESTMENT SUB-ADVISOR
McKinley Capital Management, LLC
3301 C Street, Suite 500
Anchorage, AK 99503

INNOVATOR IBD® 50 FUND
INVESTMENT SUB-ADVISOR
Penserra Capital Management LLC
140 Broadway, 26th Floor
New York, NY 10005

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the Registrant’s Form N-CSR filed March 06, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Russell Wagner is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, and tax services during the past two fiscal years.  “Audit fees” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related fees” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax fees” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	$29,500	$29,500
Audit-Related Fees
Tax Fees	$5,000	$5,000
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were as follows:

	FYE 11/30/2016	FYE 11/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser) for the last two years.

Non-Audit Related Fees	FYE 11/30/2016	FYE 11/30/2015
Registrant	$5,000	$5,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Academy Funds Trust

By (Signature and Title)*    /s/ David Jacovini
David Jacovini, President

Date   1/26/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ David Jacovini
David Jacovini, President & Treasurer

Date   1/26/2017

* Print the name and title of each signing officer under his or her signature.